EXHIBIT 10.21.1



                           SECOND AMENDMENT AND SUPPLEMENT
                                 TO CREDIT AGREEMENT


               This Second Amendment and Supplement to Credit Agreement (herein called the "Second Amendment") is dated and effective as of March 5, 1996, by and among NEWPARK RESOURCES, INC., a Delaware corporation (the "Borrower"), SOLOCO L.L.C., a Louisiana limited liability company and the successor by merger to SOLOCO, Inc. ("SOLOCO L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), SOLOCO TEXAS, L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL SERVICES, L.L.C., a Louisiana limited liability company and the successor by merger to Newpark Environmental Services, Inc. ("Environmental L.L.C."), and NEWPARK ENVIRONMENTAL SERVICES, L.P., a Texas limited partnership ("Environmental L.P."; SOLOCO L.L.C., Newpark Shipholding, SOLOCO Texas, Batson, Mallard, Newpark Texas, Holdings, Environmental L.L.C. and Environmental L.P. are herein collectively called the "Guarantors"), and HIBERNIA NATIONAL BANK ("Hibernia"), BANK ONE TEXAS, N.A. ("Bank One"), and PREMIER BANK, NATIONAL ASSOCIATION ("Premier") (Hibernia, Bank One, and Premier are hereinafter referred to individually as "Bank" and collectively as the "Banks"), and PREMIER BANK, NATIONAL ASSOCIATION as agent for the Banks (hereinafter in such capacity referred to as the "Agent").

               RECITALS:

               1. The Borrower, the Guarantors (except Environmental L.L.C. and Environmental L.P.), Newpark Environmental Services, Inc., Newpark Environmental Water Services, Inc., SOLOCO, Inc., the Banks, and the Agent are parties to that certain Credit Agreement dated as of June 29, 1995, as amended and modified by letter agreements thereto dated October 9, 1995 and January 8, 1996 (the said letter agreements are herein referred to as the "First Amendment"). The Credit Agreement, as amended by the First Amendment, is herein referred to as the Credit Agreement.

               2. The Credit Agreement provides for (i) a revolving Line of Credit in the aggregate principal amount of $25,000,000.00, subject however, to a Line of Credit Borrowing Base limit of $22,500,000.00 less issued and outstanding letters of credit, and
          (ii)   a  Term  Loan  in  the  aggregate  principal   amount   of
          $25,000,000.00.

               3. Subsequent to the execution of the Credit Agreement, the following mergers and transfer of operations and assets occurred: SOLOCO, Inc. was merged into SOLOCO L.L.C.; Newpark Environmental Water Services, Inc. was merged into Newpark Environmental Services, Inc.; Newpark Environmental Services, Inc. was then merged into Environmental L.L.C.; and the Texas operations and assets of Environmental L.L.C. were contributed to Environmental L.P.

               4.   Each of SOLOCO,  Inc.,  Newpark Environmental Services,
          Inc.,  and  Newpark  Environmental  Water   Services,  Inc.  were
          Guarantors under the Credit Agreement.

               5. The Borrower and the Guarantors have requested that the Banks (i) increase the Term Loan from $25,000,000.00 to $35,000,000.00 and (ii) revise the Line of Credit Borrowing Base so that the Line of Credit Borrowing Base equals Eligible Receivables times eighty percent (80%) plus Batson's inventory of lumber and logs on which the Banks have a first ranking security interest times fifty percent (50%), up to the maximum amount of $25,000,000.00 less the sum of the face amount of all outstanding letters of credit issued under the Line of Credit Borrowing Base; provided, however, the aggregate amount of all advances under the Line of Credit based upon Batson's inventory of lumber and logs times fifty percent (50%) shall not exceed $4,000,000.00.

               6. The Banks are willing to accommodate the aforesaid requests, subject to the following conditions and requirements:
          (i) the execution of this Second Amendment for the purpose of evidencing (a) the Term Loan increase of $10,000,000.00 and the revision to the calculation of the Line of Credit Borrowing Base,
          (b) a revision of Section 8.06 of the Credit Agreement to reflect the revised calculation of the Line of Credit Borrowing Base,
          (c) an additional limitation on advances and borrowings under the Line of Credit to reflect that no more than twenty percent (20%) of the outstanding balance at any particular time under the Line of Credit can be dependent on Eligible Receivables owed by a single account debtor, and (d) all other necessary or contemplated changes; (ii) the execution by the Borrower of additional Term Notes in the aggregate amount of $10,000,000.00;
          (iii) the execution by the Borrower and the Guarantors of new Continuing Guaranty agreements in favor of the Agent for the pro rata benefit of the Banks in the amount of $60,000,000.00 plus interest, costs, and attorney's fees; (iv) the execution of UCC-3 financing statement amendments to evidence the mergers and transfer of operations and assets mentioned above; (v) the execution of Security Agreements and Financing Statements by each of Environmental L.L.C. and Environmental L.P. in favor of the Agent for the pro rata benefit of the Banks, and affecting all accounts, general intangibles, inventory, equipment, and deposit accounts; (vi) the execution by the Borrower, SOLOCO Texas, Mallard, SOLOCO L.L.C., and Batson of amendments to the Security Agreements dated June 29, 1995 executed by each of the aforesaid parties in favor of the Agent for the pro rata benefit of the Banks, to make it clear that the indebtedness arising under or pursuant to the Credit Agreement, as amended by this Second Amendment, continues to be secured by the Security Agreements; and (vii) payment of a facility fee in the amount of .375% of $12,500,000.00, by the Borrower to the Agent for the pro rata benefit of Premier and Hibernia.

               7. Under the Credit Agreement the present Ratable Share of each of the Banks in the Line of Credit and Term Loan is as follows: Premier - 40%; Hibernia - 30%; and Bank One - 30%.

               8. Subsequent to the execution of the Credit Agreement, Premier became part of the Banc One Corporation family of banks.

               9. Premier and Bank One have agreed that Premier will purchase from Bank One and Bank One will sell, assign, and transfer to Premier: (i) Bank One's obligation to make loans and advances under the Line of Credit, the existing indebtedness of the Borrower to Bank One under Bank One's Revolving Note dated June 29, 1995 in the face amount of $7,500,000.00, and Bank One's unfunded liabilities associated with outstanding letters of credit issued under the Credit Agreement, to be effective upon execution of this Second Amendment; and (ii) the indebtedness of the Borrower to Bank One under Bank One's Term Note dated June 29, 1995 in the face amount of $7,500,000.00, to be effective on December 20, 1996.

               10. The Term Loan increase of $10,000,000.00 will be funded 70% by Premier and 30% by Hibernia.

               11. Upon the execution of this Second Amendment, the Ratable Share of each of the Banks in the Line of Credit and Term Loan (as increased) will be: Premier - 57-1/2%; Bank One - 12-1/2%; and Hibernia - 30%. On December 20, 1996, the effective date of the transaction between Premier and Bank One discussed in part (ii) of RECITAL 9 above, Bank One will no longer be a party to the Credit Agreement, and the Ratable Share of Premier and Hibernia in the Line of Credit and Term Loan (as increased) will be: Premier - 70%; and Hibernia - 30%.

               12. All capitalized terms used herein are used as defined in the Credit Agreement, except as otherwise expressly provided in this Second Amendment.

               NOW THEREFORE, in consideration of the premises, the parties hereto do hereby amend and supplement the Credit Agreement, and agree and obligate themselves as follows:

                    A.   RATABLE  SHARE  REVISION.   The second  and  third
          sentences in the second paragraph on page 1 of the Credit Agreement are hereby deleted and replaced with the following:

                    Notwithstanding any provision herein contained to the contrary, the Banks' agreement is limited to the Ratable Share of each Bank in the Line of Credit and the Term Loan. The term "Ratable Share" shall mean:
                    (i) from June 29, 1995 through March 4, 1996, in the case of Premier, 40%, in the case of Hibernia, 30%, and in the case of Bank One, 30%; (ii) from March 5, 1996 through December 19, 1996, in the case of Premier, 57-1/2%, in the case of Hibernia, 30%, and in the case of Bank One, 12-1/2%; and (iii) effective December 20, 1996, in the case of Premier, 70%, and in the case of Hibernia, 30%. In addition, the parties hereto agree that as of March 5, 1996, the Line of Credit Ratable Share is as follows: Premier - 70%, Hibernia
                    - 30%, and Bank One - 0%. The Borrower and the Guarantors hereby acknowledge and consent to the transactions described in RECITAL 9 above, and agree that Bank One is no longer a party to the Line of Credit and that as of December 20, 1996, Bank One shall no longer be a party to this Agreement.

                    B.   LINE OF CREDIT REVISIONS.   Section  1.01  of  the
          Credit Agreement is hereby deleted in its entirety and replaced with the following:

                         1.01    Revolving    Line    of   Credit
                    Commitment. Subject to the terms and conditions of this Agreement, Premier and Hibernia agree to continue the establishment in favor of the Borrower of a revolving line of credit in the aggregate principal amount of $25,000,000.00 (herein called the "Line of Credit"), and the Borrower may request credit advances under the Line of Credit and make borrowing and re-borrowings thereunder; provided, however, (a) direct advances to the Borrower shall be limited to a maximum aggregate principal amount equal to the Line of Credit and (b) the aggregate principal amount outstanding under the Line of Credit shall never exceed at any time the lesser of
                    (i) the Line of Credit Borrowing Base or (ii) $25,000,000.00. The Line of Credit shall terminate on December 31, 1998 and no further advances shall be made to the Borrower after such termination date. The commitment of Premier and Hibernia to extend funds to the Borrower under the Line of Credit is limited to each of their Line of Credit Ratable Share of $25,000,000.00. In addition, the Line of Credit shall remain subject to a sublimit of $6,500,000.00 as provided in Section 1.07 below.


                    Section 1.02 of the Credit Agreement also is amended and supplemented to reflect that the references to Bank or Banks therein shall henceforth mean Premier and Hibernia. In addition, the Borrower and the Guarantors acknowledge that the Revolving Note dated June 25, 1995 by the Borrower in the amount of $7,500,000.00 payable to the order of Bank One is now owned and held by Premier.

                    Section 1.03 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                         1.03.  Borrowing   Base.   The  Line  of
                    Credit is subject to a borrowing base (hereinafter referred to as the "Line of Credit Borrowing Base"), calculated according to the following formula: The Line of Credit Borrowing Base equals Eligible Receivables times eighty percent (80%) plus Batson's inventory of lumber and logs on which the Banks have a first ranking security interest times fifty percent (50%), up to the maximum amount of $25,000,000.00 less the sum of the face amounts of all outstanding letters of credit issued under the Line of Credit Borrowing Base; provided, however, (i) the aggregate amount of all advances under the Line of Credit based upon Batson's inventory of lumber and logs times fifty percent (50%) shall not exceed $4,000,000.00 and (ii) no more than twenty percent (20%) of the outstanding principal balance under the Line of Credit can be dependent on Eligible Receivables owed by a single account debtor. The term "Eligible Receivables" is herein defined as the Accounts Receivable of the Borrower, Environmental L.L.C., Mallard, SOLOCO Texas, Batson, Environmental L.P., and SOLOCO, L.L.C. (collectively the "Accounts Grantors"), aged less than ninety (90) days from the respective invoice dates thereof less any related company accounts, potential offsets, foreign accounts, discounts offered and finance charges reasonably set aside by the Agent; provided, however, Eligible Receivables shall not include (i) the entire current balance of those Accounts Receivable not classified as Major Accounts in which twenty percent (20%) of the aggregate of the account balances owed by a particular account debtor is aged ninety (90) days or more from the date of invoice, and (ii) that portion of any Major Account which is aged 90 days or more from the date of invoice. Any Accounts Receivable rendered ineligible due to the 20% rule stated in (i) above shall render all Accounts Receivable from that particular account debtor ineligible. The term "Accounts Receivable" is herein defined as the accounts of Accounts Grantors now and hereafter existing which are approved by the Agent. The term "Major Accounts" is herein defined as those accounts owed to any of the Accounts Grantors by account debtors that are major oil and industrial companies determined in the sole discretion of Premier and Hibernia to be Major Accounts based on the credit quality of the account debtors. The Agent will notify the Borrower in writing of the periodic determination of Major Accounts. The Agent reserves the right to exclude accounts that are not Eligible Receivables. If the Agent excludes any such account or accounts, the Agent will provide the Borrower with written notice thereof 30 days prior to exclusion of the account or accounts. Any credit balances arising from accounts that are not Eligible Receivables will be excluded from the Line of Credit Borrowing Base. The initial determination of Major Accounts is attached hereto as Exhibit A.

                    Section 1.08 of the Credit Agreement is hereby amended and supplemented to reflect that the outstanding letter of credit issued by Premier to Gray & Company, as of December 31, 1995, is in the amount of $2,000,000.00.

                    Sections 1.04, 1.05, 1.06, 1.10, 1.11, 1.12,  and  1.13
          of the Credit Agreement are hereby amended and supplemented to reflect that all references therein to Bank or Banks shall henceforth mean Hibernia and Premier.

                    C. TERM LOAN REVISIONS. Section 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                         2.01. Term Loan Commitment.

                         (a)  Subject to the terms and conditions
                         of the Credit  Agreement,  each  of  the
                         Banks   extended  a  term  loan  to  the
                         Borrower   in  the  aggregate  principal
                         amount of $25,000,000.00  (the "Original
                         Term Loan").  The Original  Term Loan by
                         each  Bank  was  limited to each  Bank's
                         original      Ratable      Share      of
                         $25,000,000.00.   The  purpose   of  the
                         Original  Term  Loan  was  to  refinance
                         existing   indebtedness of the Borrower,
                         including indebtedness  owed to Premier.
                         The indebtedness to be refinanced by the
                         Original  Term  Loan and, as  necessary,
                         the  Line  of Credit,  is  described  in
                         Exhibit  E  attached   to   the   Credit
                         Agreement.

                         (b) Subject to the terms and conditions of the Credit Agreement, as amended by the Second Amendment, Premier and Hibernia have agreed to extend an additional term loan to the Borrower in the aggregate principal amount of $10,000,000.00 (the "Additional Term Loan"). Hibernia's portion of the Additional Term Loan is $3,000,000.00 or 30% and Premier's portion is $7,000,000,00 or 70%. The proceeds of the Additional Term are to be used by the Borrower to pay down the outstanding balance owed under the Line of Credit.

                         (c) All references in the Credit Agreement to the Term Loan shall henceforth be deemed references to both the Original Term Loan and the Additional Term Loan.

                    Section 2.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                         2.02  Term  Notes.   Each Bank's Ratable
                    Share of the Original Term Loan is evidenced by a Term Note of the Borrower dated June 29, 1995, in the principal face amount of such Bank's Ratable Share of $25,000,000.00, payable to the order of such Bank. In addition, the Additional Term Loan shall be evidenced by two separate promissory notes of the Borrower. One such note shall be in the principal amount of $7,000,000.00 payable to the order of Premier and the other note shall be in the principal amount of $3,000,000.00 payable to the order of Hibernia. Each of the notes evidencing a portion of the Original Term Loan and Additional Term Loan will be or are payable in monthly interest installments and seventeen equal quarterly principal payments commencing March 31, 1996 and continuing each quarter thereafter with a final eighteenth quarterly principal installment on June 30, 2000, at which time the final quarterly principal payment shall be due, together with all accrued and unpaid interest (singly, a "Term Note"; collectively the "Term Notes"). Notwithstanding the foregoing, the Borrower understands and agrees that the Term Notes shall be due and payable on December 31, 1998 if the Line of Credit is not renewed on or before such date by Premier and Hibernia. The quarterly principal payments will be in an amount necessary to amortize the principal amount thereof over a five year period commencing June 29, 1995. The interest rate applicable to the Term Notes shall be at the option of the Borrower, either the Prime Rate or the LIBOR Rate plus 2.25%, as such term is defined in Section 3.01 below, subject to any applicable rate adjustment as provided in
                    Section 3.02(e) below. All references in the Credit Agreement to a Term Note or the Term Notes shall henceforth be deemed references to a note or the notes evidencing both the Original Term Loan and the Additional Term Loan.

                    Section 2.03 of the Credit Agreement is hereby amended and supplemented to include the payment of a facility fee in the amount of .375% of the $12,500,000.00 payable by the Borrower to the Agent for the pro rata benefit of Premier and Hibernia.

                    D.   REVISIONS TO SECURITY INTERESTS; GUARANTEES.

                    The Borrower and the Guarantors do hereby confirm all prior grants of mortgages and security interests granted by them as described in Section 4.01 of the Credit Agreement. To evidence the agreement of the parties concerning the execution of new Continuing Guaranty agreements, amendments to Security Agreements, and the execution of a Security Agreement and
          Financing Statement by each of Environmental L.L.C. and Environmental L.P., subparagraphs (a) and (b) of Section 4.01 the Credit Agreement are hereby deleted and replaced with the following:

                         (a). Security  Agreement  and  Financing
                              Statement  executed  on  and  dated
                              June   29,  1995  by  each  of  the
                              Borrower,   SOLOCO,  Inc.,  Newpark
                              Environmental    Services,    Inc.,
                              Newpark     Environmental     Water
                              Services,   Inc.,   SOLOCO   Texas,
                              Mallard,  SOLOCO L.L.C., and Batson
                              in favor of  the  Agent for the pro
                              rata benefit of the Banks affecting
                              all accounts, general  intangibles,
                              equipment,  and  inventory  of  the
                              said   parties,  whether   now   or
                              hereafter  existing,  together with
                              all proceeds therefrom,  as amended
                              by   First  Amendment  to  Security
                              Agreement  dated  March  5, 1996 by
                              each   of   the  Borrower  and  the
                              Account      Grantors;     Security
                              Agreement and  Financing  Statement
                              by each of Environmental L.L.C. and
                              Environmental L.P. in favor  of the
                              Agent  for the pro rata benefit  of
                              the Banks  affecting  all accounts,
                              general intangibles, equipment, and
                              inventory, whether now or hereafter
                              existing,    together   with    all
                              proceeds therefrom; which foregoing
                              documents shall  constitute a first
                              ranking lien and security  interest
                              affecting  the aforesaid collateral
                              except  with  respect  to  existing
                              liens  securing   indebtedness  set
                              forth  on  Exhibit  "G"   or  liens
                              permitted by the Banks;

                         (b). Continuing  Guaranty agreements  in
                              the amount of  $60,000,000.00 (plus
                              interest,  costs,   and  attorney's
                              fees) by each of the  Borrower  and
                              the  Guarantors  in  favor  of  the
                              Agent  for  the pro rata benefit of
                              the Banks;

                    The Guarantors confirm  the acknowledgment contained in
          Section 4.02 of the Credit Agreement.

                    E.   REVISION   TO  REPRESENTATIONS   AND   WARRANTIES.
          Section 5.14 of the Credit Agreement is hereby deleted and replaced with the following:

                         5.14. Generation of Accounts. As of March 5, 1996, the only subsidiaries and affiliates of the Borrower generating accounts are SOLOCO Texas, SOLOCO L.L.C., Batson, Environmental L.L.C. and Environmental L.P.

                    F. REVISION TO REPRESENTATIONS AND WARRANTIES BY THE GUARANTORS. Section 6.06 of the Credit Agreement is hereby deleted and replaced with the following:

                            6.06 Chief Executive Offices; Employer Identification Numbers. The chief executive office and employer identification number of each Guarantor is as shown on the revised Exhibit H attached to the Second Amendment.

                    G. REVISION TO FINANCIAL COVENANTS. Section 8.06 of the Credit Agreement is hereby deleted and replaced with the following:

                          8.06 Debt Service Ratio. The Borrower shall maintain a minimum total consolidated net income plus depreciation, amortization and interest expense (adjusted cash flow calculated on the trailing four quarters) of 1.25 times total annual debt service (total of all principal and interest payments due in one year). For purposes of this calculation annual debt service will also include the principal and interest payments necessary to repay $23,000,000.00 (total available to be drawn under the Line of Credit Borrowing Base less the $2,000,000.00 outstanding letter of credit to Gray & Company) over a five year period at the LIBOR Rate plus 2.00% (or the applicable rate in accordance with the rate adjustment grid attached hereto as Exhibit F). This covenant shall be monitored and measured quarterly by the Agent for compliance.

                    H. AFFIRMATION OF CREDIT AGREEMENT BY ENVIRONMENTAL L.L.C. AND ENVIRONMENTAL L.P. Environmental L.L.C. and Environmental L.P. do hereby acknowledge all obligations, covenants, agreements, and duties imposed on the Guarantors by the Credit Agreement, as amended by this Second Amendment. The said obligations, covenants, agreements, and duties are applicable to Environmental L.L.C. and Environmental L.P., as Guarantors. All references in the Credit Agreement to the
          Guarantors shall henceforth be deemed a reference to the Guarantors as defined in the preamble to this Second Amendment.

                    I.   REVISED     BORROWING    BASE    AND    COMPLIANCE
          CERTIFICATES. Revised Borrowing Base and Compliance Certificates are attached hereto as Revised Exhibits B and I.

                    J.   MISCELLANEOUS PROVISIONS.

                         1. The Borrower agrees that nothing contained in this Second Amendment shall constitute a novation.

                         2. In consideration of the Bank's execution of this Second Amendment, the Borrower and the Guarantors do hereby irrevocably waive any and all claims and/or defenses to payment on the indebtedness owed by any of them to the Banks that may exist as of the date of execution of this Second Amendment.

                         3.   The  Credit   Agreement,   as   amended   and
          supplemented by this Second Amendment, is hereby ratified and confirmed.

                         4. THE INTERNAL LAWS OF THE STATE OF LOUISIANA AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE CREDIT AGREEMENT, THE SECOND AMENDMENT, AND ALL LOAN PAPERS EXECUTED IN CONNECTION THEREWITH EXCEPT TO THE EXTENT OTHERWISE SPECIFIED IN THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, OR IN ANY OF THE RELATED LOAN PAPERS.

                         5. THE CREDIT AGREEMENT AND THIS SECOND AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6: Section 1121, ET. SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANKS AND THE BORROWER.

                         6. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER AND THE GUARANTORS ON ONE HAND, AND THE BANKS AND/OR THE AGENT ON THE OTHER HAND, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, THE GUARANTORS, THE BANKS, AND THE AGENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         7. IN THE EVENT IT IS NECESSARY FOR THE AGENT AND/OR THE BANK TO RESORT TO JUDICIAL ACTION TO ENFORCE ITS/THEIR RIGHTS HEREUNDER, THEN THE BORROWER AND GUARANTORS HEREBY AGREE THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY SUCH JUDICIAL ACTION, INCLUDING ANY OPPOSITION TO SUCH ACTION, RECONVENTIONAL DEMANDS, AND CROSS CLAIMS, SHALL BE TRIED BEFORE A JUDGE WITHOUT A JURY, ALL PARTIES HERETO HEREBY WAIVING THEIR RIGHT TO A JURY TRIAL.


                                        BORROWER:

                                        NEWPARK RESOURCES, INC.

                                        BY:_____________________________
                                           MATTHEW W. HARDEY, VICE
                                           PRESIDENT OF FINANCE AND CHIEF
                                           FINANCIAL OFFICER


                                        GUARANTORS:


                                        NEWPARK ENVIRONMENTAL SERVICES,
                                        L.L.C.


                                        By:____________________________
                                           MATTHEW W. HARDEY, TREASURER


                                        NEWPARK SHIPHOLDING TEXAS, L.P.
                                        By: Newpark Holdings, Inc., as
                                            General Partner


                                        By:____________________________
                                           MATTHEW W. HARDEY,
                                           VICE PRESIDENT

                                        SOLOCO TEXAS, L.P.
                                        By: Newpark Holdings, Inc., as
                                            General Partner


                                        By:____________________________
                                           MATTHEW W. HARDEY,
                                           VICE PRESIDENT


                                        BATSON-MILL, L.P.
                                        By: Newpark Holdings, Inc., as
                                            General Partner


                                        By:____________________________
                                           MATTHEW W. HARDEY,
                                           VICE PRESIDENT


                                        NEWPARK ENVIRONMENTAL SERVICES,
                                        L.P.
                                        By: Newpark Holdings, Inc., as
                                           General Partner


                                        By:______________________________
                                           MATTHEW W. HARDEY,
                                           VICE PRESIDENT


                                        MALLARD & MALLARD OF LA., INC.


                                        By:____________________________
                                           MATTHEW W. HARDEY, TREASURER


                                        SOLOCO, L.L.C.

                                        By:____________________________
                                           MATTHEW W. HARDEY, TREASURER
                                        NEWPARK TEXAS, L.L.C.


                                        By:____________________________
                                           MATTHEW W. HARDEY,
                                           VICE PRESIDENT


                                        NEWPARK HOLDINGS, INC.


                                        By:____________________________
                                           MATTHEW W. HARDEY,
                                           VICE PRESIDENT


                                        BANKS:

                                        HIBERNIA NATIONAL BANK


                                        By:____________________________
                                            Title:______________________

                                        BANK ONE TEXAS, N.A.


                                        By:____________________________
                                            Title:______________________

                                        PREMIER BANK,
                                        NATIONAL ASSOCIATION


                                        By:____________________________
                                            Title: Vice President


                                        AGENT:

                                        PREMIER BANK,
                                        NATIONAL ASSOCIATION


                                        By:____________________________
                                           Title:  Vice-President

                                          REVISED EXHIBIT B

                                      Borrowing Base Certificate


            Borrower:         Newpark Resources, Inc.

            Date:             ______________


            A.    Eligible Accounts Receivable as                       $
                  Described  in  the  Credit  Agreement Between Banks,
                  the Agent and Newpark Resources, Inc., Dated June 29,
                  1995, as amended

            B.    Advance Rate                                                        x.80

            C.    Accounts Receivable Portion of
                  Borrowing Base (80% of "A")                           $

            D.    Eligible Batson-Mill inventory                        $

            E.    Advance Rate                                                        x.50

            F.    Inventory  Portion of Borrowing  Base (not to exceed
                  $4,000,000.00)                                        $


            G.    Total  Collateral   Base   Available  ("C" +  "F",
                  but  not  to  exceed $25,000,000.00)                  $

            H.    LESS:   Outstanding  Letters  of  Credit  included in
                  borrowing  base                                       $


            I.    LESS:  Existing Line Balance                          $

            J.    Excess Net Collateral Base                            $

            K.    LESS:  Requested Draw Amount                          $


            I hereby certify that I am authorized to submit this Line of Credit request and Borrowing Base Certificate on behalf of Newpark Resources, Inc. and that the above information is accurate and conforms to the terms and conditions set forth in the Credit Agreement dated June 29, 1995, as amended, and is based upon the Accounts Receivable Aging dated __________. The Requested Draw Amount is to be a __________ Prime Rate Loan or a _________ LIBOR Loan. If a LIBOR Loan, the requested Rate Period is _____ 30 days, _____ 60 days, or _____ 90 days.

            I further certify that as of the date hereof, no condition, event, or act which, with or without notice or lapse of time or both, would constitute an event of default under the Restated Credit Agreement. Also, the best of our knowledge, Newpark Resources, Inc. and the Guarantors (as defined in the Credit Agreement) have complied with all provisions of the Credit Agreement, as amended.



                                       ________________________________
                                       As Authorized Agent for Newpark
                                       Resources, Inc.

                              REVISED EXHIBIT I


                            Compliance Certificate


                                    (Date)


            Premier Bank, National Association
            P. O. Box 3248
            Lafayette, Louisiana  70502

            Attention:  Mrs. Rose M. Miller

                        Re:  Compliance Certificate


            Dear Mrs. Miller:

     This compliance certificate is submitted pursuant to Section 7.11 of that certain Credit Agreement dated as of June 29, 1995, as amended by letter agreements dated October 9, 1995 and January 8, 1996, and by Second Amendment and Supplement to Credit Agreement dated as of March 5, 1996 (the "Credit Agreement"), by and among the undersigned, Newpark Environmental Services, L.L.C., Newpark Environmental Services, L.P., Mallard & Mallard of La., Inc., Newpark Shipholding Texas, L.P., SOLOCO Texas, L.P., Batson-Mill, L.P., SOLOCO L.L.C., Newpark Texas, L.L.C., Newpark Holdings, Inc., Hibernia National Bank, Bank One Texas, N.A., and Premier Bank, National Association (individually, and as Agent for the said Banks).

     Under the appropriate sections of the Credit Agreement, we certify that, to the best of our knowledge and belief, no condition, event, or act which, with or without notice or lapse of time or both, would constitute an event of default under the terms of the Credit Agreement, has occurred during the 3 month period ending ______________ (the "Reporting Period"). Also, to the best of our knowledge, the undersigned the Guarantors (as defined in the Credit Agreement) have complied with all provisions of the Credit Agreement.

     Additionally,   the   undersigned   submits   the  following   financial
information for the Reporting Period in accordance with the covenants contained in Section 8 of the Credit Agreement.

     Current Ratio (Section 8.01)

     Consolidated Current Assets.............................$_______________
     Consolidated Current Liabilities........................$_______________
     Current Ratio ..........................................$_______________
     Minimum Current Ratio-Allowed...........................           1.20X

     Debt Worth Ratio (Section 8.02)

     Total Consolidated Liabilities .........................$_______________
     Total Consolidated Tangible Net Worth ..................$_______________
     Ratio ..................................................$_______________
     Total Consolidated Liabilities to Total
       Consolidated Tangible Net Worth Allowed ..............            1.0X


     Minimum Tangible Net Worth (Section 8.03)

     Consolidated Tangible Net Worth ........................$_______________
     Annual Net Income for year ending
       _________________ ....................................$_______________
     75% of Annual Net Income ...............................$_______________
     Minimum Tangible Net Worth Required
       ($58,796,000.00 + 75% of Annual Net Income............$_______________

     Book Value of Fixed Assets (Section 8.05)

     Book Value of Fixed Assets of Borrower
       and Guarantors .......................................$_______________
       (excluding assets subject to outside
       financing)
     Outstanding Amount under Term Notes ....................$_______________

     Minimum Book Value Required ............................$1.75 X
                                                             Outstanding Term
                                                              Note Amount

     Sale of Assets (Section 8.05)

     Asset Sale for replacement purposes.....................   yes        no
     Amount .................................................$_______________
     Permitted Amount .......................................$     250,000.00
     Applied to Debt ........................................   yes        no

     Debt Service Ratio (Section 8.06)

     Total Consolidated Net Income Plus Depreciation
       Plus Amortization and Interest Expense................$_______________
     Total Annual Debt Service ..............................$_______________
     Ratio Required .........................................   1.25 X 1.0
                                                             (see Section 8.06
                                                              for calculation)


                                                Sincerely,

                                                NEWPARK RESOURCES, INC.


                                                By:___________________________
                                                   Title:_____________________
                                                   Date:______________________

                                  REVISED EXHIBIT H


                              Chief Executive Office and
                           Employer Identification Numbers
                                    of Guarantors


          Mallard & Mallard of La., Inc.
          EIN 74-2062791
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002


          Newpark Environmental Services, L.L.C.
          EIN 72-0770718
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002


          Newpark Environmental Services, L.P.
          EIN 72-1312748
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002


          Newpark Holdings, Inc.
          EIN 72-1286594
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002


          Newpark Texas, L.L.C.
          EIN 72-1286789
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002



          SOLOCO, L.L.C.
          EIN 72-1286785
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002


          Batson-Mill, L.P.
          EIN 72-1284721
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002


          Newpark Shipholding Texas, L.P.
          EIN 72-1286763
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002


          SOLOCO Texas, L.P.
          EIN 72-1284720
          3850 N. Causeway Boulevard
          Suite 1770
          Metairie, LA  70002